Exhibit 99.1

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A Common Stock, par value $0.0001 per share, of Paymentus Holdings, Inc., a Delaware corporation, (this “Joint Filing Agreement”), is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

This Joint Filing Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of this 14th day of February 2022.

Accel-KKR Holdings GP, LLC

By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Authorized Signatory

Accel-KKR Capital Partners CV III, LP

By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Authorized Signatory

Accel-KKR Growth Capital Partners III, LP

By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Authorized Signatory

Accel-KKR Growth Capital Partners II Strategic Fund, LP

By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Authorized Signatory

Accel-KKR Growth Capital Partners II, LP

By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Authorized Signatory

Accel-KKR Members Fund, LLC

By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Authorized Signatory

KKR-AKI Investors L.L.C.

By:	/s/ James M. Goldrick
Name:	James M. Goldrick
Title:	Manager

/s/ Thomas C. Barnds
Thomas C. Barnds

*
Robert Palumbo

*By:	/s/ Thomas C. Barnds
Name:	Thomas C. Barnds
Title:	Attorney-in-Fact

This Joint Filing Agreement was executed pursuant to a Power of Attorney previously filed with the Securities and Exchange Commission, and hereby incorporated by reference herein. The Power of Attorney was filed as Exhibit 24 to the Form 3 filed by Robert Palumbo for Paymentus Holdings, Inc. on May 25, 2021.